SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                April 16, 2003
 ------------------------------------------------------------------------------
               Date of report (Date of earliest event reported)


                                   SLI, INC.
 ------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


             Oklahoma                   0-25848                 73-1412000
----------------------------------  ------------------  -----------------------
 (State or Other Jurisdiction of      (Commission             (IRS Employer
          Incorporation)              File Number)         Identification No.)


           500 Chapman Street, Canton Massachusetts                 02021
       --------------------------------------------------        -----------
           (Address of principal executive offices)               (zip code)


                                (781) 828-2948
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             (Registrant's telephone number, including area code)


                                Not Applicable
 ------------------------------------------------------------------------------


         (Former Name or Former Address, if Changed Since Last Report)
 ------------------------------------------------------------------------------



Item 5.  Other Events.

         As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware.

         On April 16, 2003, the Company filed a Notice of Filing of Monthly Operating Report covering the period from March 31, 2003 through April 27, 2003 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from March 31, 2003 through April 27, 2003 (including Exhibits).



                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SLI, Inc.


                                          By: /s/ Stephen N. Cummings
                                              ------------------------------
                                          Name:   Stephen N. Cummings
                                          Title:  Executive Vice President
                                                  Finance and Tax





Date: June 26, 2003

                               INDEX TO EXHIBITS

         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from March 31, 2003 through April 27, 2003 (including Exhibits).